IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2020
Text block [abstract]
IFRS 7 Disclosure
Management of risk

We have provided certain disclosures required under IFRS 7 “Financial Instruments – Disclosures” (IFRS 7) related to the nature and extent of risks arising from financial instruments in the MD&A, as permitted by that IFRS standard. These disclosures are included in the “Risk overview”, “Credit risk”, “Market risk”, “Liquidity risk”, “Operational risk”, “Reputation and legal risks”, “Conduct risk”, and “Regulatory compliance risk” sections.

Risk overview

Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU and functional group-level risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s SBUs and functional groups own the risks and are accountable and responsible for identifying and assessing risks inherent in their activities in accordance with the CIBC risk appetite. In addition, they establish and maintain controls to mitigate such risks. The first line of defence may include governance groups within the relevant area to facilitate the control framework and other risk-related processes. Control groups provide subject matter expertise to the business lines and/or implement and maintain enterprise-wide control programs and activities. While control groups collaborate with the lines of business in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage or rely on subject matter expertise of other groups (e.g., third parties or control groups) to better inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s internal audit function provides reasonable assurance to senior management and the Audit Committee of the Board on the effectiveness of CIBC’s governance practices, risk management processes, and internal control
s
as part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
Risk governance structure
Our risk governance structure is illustrated below:

Board of Directors (the Board):
The Board oversees the enterprise-wide risk management program through approval of our risk appetite, control framework and supporting risk management policies and limits. The Board accomplishes its mandate through its Audit, Risk Management, Management Resources and Compensation, and Corporate Governance committees, described below.
Audit Committee (AC):
The Audit Committee reviews the overall design and operating effectiveness of internal controls and the control environment, including controls over the risk management process.
Risk Management Committee (RMC):
This committee assists the Board in fulfilling its responsibilities for defining CIBC’s risk appetite and overseeing CIBC’s risk profile and performance against the defined risk appetite. This includes oversight of key frameworks, policies and risk limits related to the identification, measurement, monitoring and controlling of CIBC’s principal business risks.
Management Resources and Compensation Committee (MRCC):
This committee is responsible for assisting the Board in its global oversight of CIBC’s human capital strategy, including talent and total rewards, and the alignment with CIBC’s strategy, risk appetite and controls.
Corporate Governance Committee (CGC):
This committee is responsible for assisting the Board in fulfilling its corporate governance oversight responsibilities.
Executive Committee (ExCo):
The ExCo, led by the Chief Executive Officer (CEO) and including the executives reporting directly to the CEO, is responsible for setting business strategy and for monitoring, evaluating and managing risks across CIBC. The ExCo is supported by the following management governance committees:
•
Global Asset Liability Committee (GALCO):
This committee, which comprises members from the ExCo and senior Treasury, Risk Management and lines of business executives, provides oversight regarding capital management, funding and liquidity management, and asset liability management. It also provides strategic direction regarding structural interest rate risk and structural foreign exchange risk postures, approval of funds transfer pricing policies/parameters and approval of wholesale funding plans.

•
Global Risk Committee (GRC):
This committee, which comprises selected members of the ExCo and senior leaders from the lines of business, Risk Management and other functional groups, provides a forum for discussion and oversight of risk appetite, risk profile and risk-mitigation strategies. Key activities include reviewing and providing input regarding CIBC’s risk appetite statements; monitoring risk profile against risk appetite, reviewing and evaluating business activities in the context of risk appetite; and identifying, reviewing, and advising on current and emerging risk issues and associated mitigation plans.

Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs. Other sources of credit risk consist of our trading activities, which include our over-the-counter
(OTC) derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.

Policies
To control credit risk, prudent credit risk management principles are used as a base to establish policies, standards and guidelines that govern credit activities as outlined by the credit risk management policy.
The credit risk management policy supplements CIBC’s risk management framework and risk appetite framework, and together with CIBC’s portfolio concentration limits for credit exposures, CIBC’s common risk/concentration risk limits for credit exposures, and other supporting credit risk policies, standards and procedures, assists CIBC in achieving its desired risk profile by providing an effective foundation for the management of credit risk.
Credit risk limits
The RMC approves Board limits, and exposures above Board limits require reporting to, or approval of, the RMC. Management limits are approved by the CRO. Usage is monitored to ensure risks are within allocated management and Board limits. Exposures above management limits require the approval of the CRO. Business lines may also impose lower limits to reflect the nature of their exposures and target markets. This tiering of limits provides for an appropriate hierarchy of decision making and reporting between management and the RMC. Credit approval authority flows from the Board and is further cascaded to officers in writing. The Board’s Investment and Lending Authority Resolution sets thresholds above which credits require reporting to, or approval of, the RMC, ensuring an increasing level of oversight for credits of higher risk. CIBC maintains country limits to control exposures within countries outside of Canada and the U.S.

Credit concentration limits
At a bank-wide level, credit exposures are managed to promote alignment to our risk appetite statement, to maintain the target business mix and to ensure that there is no undue concentration of risk. We set limits to control borrower concentrations by risk-rating band for large exposures (i.e., risk-rated credits). Direct loan sales, credit derivative hedges, or structured transactions may also be used to reduce concentrations. We also have a set of portfolio concentration limits in place to control exposures by country, industry, product and activity. Further, our policies require limits to be established as appropriate for new initiatives and implementation of strategies involving material levels of credit risk. Concentration limits represent the maximum exposure levels we wish to hold on our books. In the normal course, it is expected that exposures will be held at levels below the maximums. The credit concentration limits are reviewed and approved by the RMC at least annually.
Credit concentration limits are also applied to our retail lending portfolios to mitigate concentration risk. We not only have concentration limits to individual borrowers and geographic regions, but also to different types of credit facilities, such as unsecured credits, rental occupancy purpose credits, condominium secured credits and mortgages with a second or third charge where we are behind another lender. In addition, we limit the maximum insured mortgage exposure to private insurers in order to reduce counterparty risk.
Credit risk mitigation
We may mitigate credit risk by obtaining a pledge of collateral, which improves recoveries in the event of a default. Our credit risk management policies include verification of the collateral and its value and ensuring that we have legal certainty with respect to the assets pledged. Valuations are updated periodically depending on the nature of the collateral, legal environment, and the creditworthiness of the counterparty. The main types of collateral include: (i) cash or marketable securities for securities lending and repurchase transactions; (ii) cash or marketable securities taken as collateral in support of our OTC derivatives activity; (iii) charges over operating assets such as inventory, receivables and real estate properties for lending to small business and commercial borrowers; and (iv) mortgages over residential properties for retail lending.
In certain circumstances we may use third-party guarantees to mitigate risk. We also obtain insurance to reduce the risk in our real estate secured lending portfolios, the most material of which relates to the portion of our residential mortgage portfolio that is insured by CMHC, an agency of the Government of Canada.
We mitigate the trading credit risk of OTC derivatives, securities lending and repurchase transactions with counterparties by employing the International Swaps and Derivatives Association (ISDA) Master Agreement, as well as Credit Support Annexes (CSAs) or similar master and collateral agreements. See Note 13 to the consolidated financial statements for additional details on the risks related to the use of derivatives and how we manage these risks.
ISDA Master Agreements and similar master and collateral agreements, such as the global master repurchase agreement and global master securities lending agreement, facilitate cross transaction payments, prescribe close-out
netting processes, and define the counterparties’ contractual trading relationship. In addition, the agreements formalize non-transaction-specific
terms. Master agreements serve to mitigate our credit risk by outlining default and termination events, which enable parties to close out of all outstanding transactions in the case of a negative credit event on either party’s side. The mechanism for calculating termination costs in the event of a close-out
are outlined in the master agreement; this allows for the efficient calculation of a single net obligation of one party to another.
CSAs and other collateral agreements are often included in ISDA Master Agreements or similar master agreements governing securities lending and repurchase transactions. They mitigate
CCR
by providing for the exchange of collateral between parties when a party’s exposure to the other exceeds agreed upon thresholds, subject to a minimum transfer amount. CSAs and other collateral agreements which operate with master agreements also designate acceptable collateral types, and set out rules for re-hypothecation
and interest calculation on collateral. Collateral types permitted under CSAs and other master agreements are set through our trading credit risk management documentation procedures. These procedures include requirements around collateral type concentrations.
Consistent with global initiatives to improve resilience in the financial system, we will clear derivatives through central counterparties (CCPs) where feasible. Credit derivatives may be used to reduce industry sector concentrations and single-name exposure.

Process and control
The credit approval process is centrally controlled, with all significant credit requests submitted to a credit adjudication group within Risk Management that is independent of the originating businesses. Approval authorities are a function of the risk and amount of credit requested. In certain cases, credit requests must be escalated to senior management, the CRO, or to the RMC for approval.
After initial approval, individual credit exposures continue to be monitored. A formal risk assessment is completed at least annually for all risk rated accounts, including review of assigned rating
s
. Higher risk-rated accounts are subject to closer monitoring and are reviewed at least quarterly. Collections and specialized loan workout groups handle the day-to-day
management of high risk loans to maximize recoveries.
Limited approval authorities were delegated to customer contact centres and originating businesses, to ensure we had the ability to respond to customer requests for payment relief on a timely basis as a result of the COVID-19 pandemic. We are closely monitoring these payment relief programs, to ensure that credit performance is realized as expected, including controls on the overall number of deferrals, and maintaining daily monitoring of delinquencies and insolvencies.
Risk measurement
Exposures subject to AIRB approach
Under the AIRB approach we are required to categorize exposures to credit risk into broad classes of assets with different underlying risk characteristics. This asset categorization may differ from the presentation in our consolidated financial statements. Under the AIRB approach, credit risk is measured using the following three key risk parameters
(1)
:
•	PD – the probability that the obligor will default within the next 12 months.
•	EAD – the estimate of the amount which will be drawn at the time of default.
•	LGD – the expected severity of loss as the result of the default, expressed as a percentage of the EAD.
Our credit risk exposures are divided into business and government and retail portfolios. Regulatory models used to measure credit risk exposure under the AIRB approach are subject to CIBC’s model risk management process.

(1)	These parameters differ from those used in the calculation of ECL under IFRS 9. See the “Accounting and control matters” section for further details.

Business and government portfolios (excluding scored small business) – risk-rating method
The portfolios comprise exposures to corporate, sovereign, and bank obligors. Our adjudication process and criteria includes assigning an obligor default rating that reflects our estimate of the financial strength of the borrower, and a facility rating or LGD rating that reflects the collateral amount and quality applicable to secured exposures, the seniority position of the claim, and the capital structure of the borrower for unsecured exposures.
The obligor rating takes into consideration our financial assessment of the obligor, the industry, and the economic environment of the region in which the obligor operates. Where a guarantee from a third party exists, both the obligor and the guarantor will be assessed. While our obligor rating is determined independently of external ratings for the obligor, our risk-rating methodology includes a review of those external ratings.
CIBC employs a
20-point
master internal obligor default rating scale that broadly maps to external agencies’ ratings as presented in the table below.

	CIBC	S&P	Moody’s
Grade	rating	equivalent	equivalent
Investment grade	00–47	AAA to BBB-	Aaa to Baa3
Non-investment grade	51–67	BB+ to B-	Ba1 to B3
Watch list	70–80	CCC+ to C	Caa1 to Ca
Default	90	D	C
We use quantitative modelling techniques to assist in the development of internal risk-rating systems. The risk-rating systems have been developed through analysis of internal and external credit risk data, supplemented with expert judgment. The risk ratings are used for portfolio management, risk limit setting, product pricing, and in the determination of regulatory and economic capital.
Our credit process is designed to ensure that we approve applications and extend credit only where we believe that our client has the ability to repay according to the agreed terms and conditions.
Our credit framework of policies and limits defines our appetite for exposure to any single name or group of related borrowers, which is a function of the internal risk rating. We generally extend new credit only to borrowers in the investment and non-investment
grade categories noted above. Our credit policies are also defined to manage our exposure to concentration in borrowers in any particular industry or region.
In accordance with our process, each obligor is assigned an obligor default rating and the assigned rating is mapped to a PD estimate that represents a long-run
average
one-year
default likelihood. For corporate obligors, PD estimates are calculated using joint maximum likelihood techniques based on our internal default rate history by rating category and longer dated external default rates as a proxy for the credit cycle to arrive at long-run
average PD estimates. Estimates drawn from third party statistical default prediction models are used to supplement the internal default data for some rating bands where internal data is sparse. For small and medium corporate enterprises, PD estimates are developed using only internal default history. For bank and sovereign obligors, PD estimates are derived from an analysis based on external default data sets and supplemented with internal data where possible. We examine several different estimation methodologies and compare results across the different techniques. In addition, we apply the same techniques and estimation methodologies to analogous corporate default data and compare the results for banks and sovereigns to the corporate estimates for each technique. A regulatory floor is applied to PD estimates for corporate and bank obligors.
Each facility is assigned an LGD rating and each assigned rating is mapped to an LGD estimate that considers economic downturn conditions. For corporate obligors, LGD estimates are primarily derived from internal historical recovery data. Time to resolution is typically 1 to 2 years for most corporate obligors, and 1 to 4 years in the real estate sector. LGD values are based on discounted post-default cash flows for resolved accounts and include material direct and indirect costs associated with collections. External data is used in some cases to supplement our analysis. Economic downturn periods are identified for each portfolio by examining the history of actual losses, default rates and LGD. For bank and sovereign exposures, LGD estimates are primarily driven by expert judgment supplemented with external data and benchmarks where available. Appropriate adjustments are made to LGD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts.
EAD is estimated based on the current exposure to the obligor together with possible future changes in that exposure driven by factors such as the available undrawn credit commitment amount and the obligor default rating. EAD estimates are primarily based on internal historical loss data supplemented with comparable external data. Economic downturn periods are identified for each portfolio by examining the historical default rates and actual EAD factors.
Appropriate adjustments are made to PD, LGD and EAD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts (for LGD).
A simplified risk-rating process (slotting approach) is used for part of our uninsured Canadian commercial mortgage portfolio, which comprises non-residential
mortgages and multi-family residential mortgages. These exposures are individually rated on our rating scale using a risk-rating methodology that considers the property’s key attributes, which include its loan-to-value
(LTV) and debt service ratios, the quality of the property, and the financial strength of the owner/sponsor. All exposures are secured by a lien over the property. In addition, we have insured multi-family residential mortgages, which are not treated under the slotting approach, but are instead treated as sovereign exposures.
Retail portfolios
Retail portfolios are characterized by a large number of relatively small exposures. They comprise: real estate secured personal lending (residential mortgages and personal loans and lines secured by residential property); qualifying revolving retail exposures (credit cards, overdrafts and unsecured lines of credit); and other retail exposures (loans secured by non-residential
assets, unsecured loans including student loans, and scored small business loans).
We use scoring models in the adjudication of new retail credit exposures, which are based on statistical methods of analyzing the unique characteristics of the borrower, to estimate future behaviour. In developing our models, we use internal historical information from previous borrowers, as well as information from external sources, such as credit bureaus. The use of credit scoring models allows for consistent assessment across borrowers. There are specific guidelines in place for each product, and our adjudication decision will take into account the characteristics of the borrower, any guarantors, and the quality and sufficiency of the collateral pledged (if any). The lending process will include documentation of, where appropriate, satisfactory identification, proof of income, independent appraisal of the collateral and registration of security.
Retail portfolios are managed as pools of homogeneous risk exposures, using external credit bureau scores and/or other behavioural assessments to group exposures according to similar credit risk profiles. These pools are established through statistical techniques. Characteristics used to group individual exposures vary by asset category; as a result, the number of pools, their size, and the statistical techniques applied to their management differ accordingly.
The following table maps the PD bands to various risk levels:

Risk level	PD bands
Exceptionally low	0.01%–0.20%
Very low	0.21%–0.50%
Low	0.51%–2.00%
Medium	2.01%–10.00%
High	10.01%–99.99%
Default	100%
For the purposes of the AIRB approach for retail portfolios, additional PD, LGD and EAD segmentation into homogenous risk exposures is established through statistical techniques. The principal statistical estimation technique is decision trees benchmarked against alternative techniques such as regression and random forests.
Within real estate secured lending, we have two key parameter estimation models: mortgages and real estate secured personal lines of credit. Within qualifying revolving retail, we have three key parameter estimation models: credit cards, overdraft, and unsecured personal lines. A small percentage of credit cards, overdraft, and unsecured line accounts that do not satisfy the requirements for qualifying revolving retail are grouped into other retail parameter models. Within other retail, we have three key parameter models: margin lending, personal loans, and scored small business loans. Each parameter model pools accounts according to characteristics such as: delinquency, current credit bureau score, internal behaviour score, estimated current LTV ratio, account type, account age, utilization, outstanding balance, or authorized limit.
PD is estimated as the average default rate over an extended period based on internal historical data, generally for a
5-to-10-year
period, which is adjusted using internal historical data on default rates over a longer period or comparable external data that includes a period of stress. A regulatory floor is applied to our PD estimate for all retail exposures with the exception of insured mortgages and government-guaranteed loans.
LGD is estimated based on observed recovery rates over an extended period using internal historical data. In determining our LGD estimate, we exclude any accounts that have not had enough time since default for the substantial majority of expected recovery to occur. This recovery period is product-specific and is typically in the range of 1 to 3 years. Accounts that cure from default and return to good standing are considered to have zero loss. We simulate the loss rate in a significant downturn based on the relationship(s) between LGD and one or more of the following: PD; housing prices, cure rate, and recovery time; or observed LGD in periods with above-average loss rates. We apply appropriate adjustments to address various types of estimation uncertainty including sampling error and trending. A regulatory floor is applied to all real estate secured exposures with the exception of insured mortgages.
EAD for revolving products is estimated as a percentage of the authorized credit limit based on the observed EAD rates over an extended period using historical data. We simulate the EAD rate in a significant downturn based on the relationship(s) between the EAD rate and PD and/or the observed EAD rate in periods with above-average EAD rates. For term loan products, EAD is set equal to the outstanding balance.
We apply appropriate adjustments to PD, LGD and EAD to address various types of estimation uncertainty including sampling error and trending.
Back-testing
We monitor the three key risk parameters – PD, EAD and LGD – on a quarterly basis for our business and government portfolios and on a monthly basis for our retail portfolios. Every quarter, the back-testing results are reported to OSFI and are presented to the business and Risk Management senior management for review and challenge. For each parameter, we identify any portfolios whose realized values are significantly above or significantly below expectations and then test to see if this deviation is explainable by changes in the economy. If the results indicate that a parameter model may be losing its predictive power, we prioritize that model for review and update.
Stress testing
As part of our regular credit portfolio management process, we conduct stress testing and scenario analyses on our portfolio to quantitatively assess the impact of various historical, as well as hypothetical, stressed conditions, versus limits determined in accordance with our risk appetite. Scenarios are selected to test our exposures to specific industries (e.g., oil and gas and real estate), products (e.g., mortgages and cards), or geographic regions (e.g., Europe and Caribbean). Results from stress testing are a key input into management decision making, including the determination of limits and strategies for managing our credit exposure. See the “Real estate secured personal lending” section for further discussion on our residential mortgage portfolio stress testing.

Exposure to credit risk
The portfolios are categorized based upon how we manage the business and the associated risks. Gross credit exposure amounts presented in the table below represent our estimate of EAD, which is net of derivative master netting agreements and CVA but is before allowance for credit losses or credit risk mitigation. Gross credit exposure amounts relating to our business and government portfolios are reduced for collateral held for repo-style transactions, which reflects the EAD value of such collateral. Non-trading equity exposures are not included in the table below as they have been deemed immaterial under the OSFI guidelines, and hence are subject to 100% risk-weighting.

$ millions, as at October 31			2020			2019
	AIRB approach (1)	Standardized approach	Total	AIRB approach (1)	Standardized approach	Total
Business and government portfolios
Corporate
Drawn	$102,342	$36,603	$138,945	$96,444	$32,292	$128,736
Undrawn commitments	49,473	7,339	56,812	44,732	6,244	50,976
Repo-style transactions	139,677	–	139,677	122,776	1	122,777
Other off-balance sheet	14,085	1,016	15,101	14,540	981	15,521
OTC derivatives	10,858	786	11,644	14,125	596	14,721
	316,435	45,744	362,179	292,617	40,114	332,731
Sovereign
Drawn	133,077	22,664	155,741	73,036	13,301	86,337
Undrawn commitments	8,354	–	8,354	6,421	–	6,421
Repo-style transactions	38,904	–	38,904	21,404	–	21,404
Other off-balance sheet	1,553	–	1,553	1,624	–	1,624
OTC derivatives	2,187	2	2,189	3,094	2	3,096
	184,075	22,666	206,741	105,579	13,303	118,882
Banks
Drawn	12,846	1,241	14,087	12,689	1,862	14,551
Undrawn commitments	1,552	16	1,568	1,771	6	1,777
Repo-style transactions	24,228	–	24,228	25,472	–	25,472
Other off-balance sheet	59,761	–	59,761	61,532	–	61,532
OTC derivatives	5,805	21	5,826	9,355	18	9,373
	104,192	1,278	105,470	110,819	1,886	112,705
Gross business and government portfolios	604,702	69,688	674,390	509,015	55,303	564,318
Less: collateral held for repo-style transactions	187,832	–	187,832	157,415	–	157,415
Net business and government portfolios	416,870	69,688	486,558	351,600	55,303	406,903
Retail portfolios
Real estate secured personal lending
Drawn	231,527	4,799	236,326	222,933	4,177	227,110
Undrawn commitments (2)	31,390	–	31,390	20,777	1	20,778
	262,917	4,799	267,716	243,710	4,178	247,888
Qualifying revolving retail
Drawn	18,701	–	18,701	19,784	–	19,784
Undrawn commitments (2)	53,085	–	53,085	49,709	–	49,709
Other off-balance sheet	271	–	271	275	–	275
	72,057	–	72,057	69,768	–	69,768
Other retail
Drawn	14,869	1,326	16,195	13,478	1,268	14,746
Undrawn commitments (2)	2,819	28	2,847	2,584	26	2,610
Other off-balance sheet	35	–	35	36	–	36
	17,723	1,354	19,077	16,098	1,294	17,392
Total retail portfolios	352,697	6,153	358,850	329,576	5,472	335,048
Securitization exposures	12,276	3,509	15,785	10,688	3,511	14,199
Gross credit exposure	969,675	79,350	1,049,025	849,279	64,286	913,565
Less: collateral held for repo-style transactions	187,832	–	187,832	157,415	–	157,415
Net credit exposure (3)	$781,843	$79,350	$861,193	$691,864	$64,286	$756,150

(1)	Includes exposures subject to the supervisory slotting approach.
(2)
Increases in EAD in the current year include the impact of certain parameter updates in our regulatory models that were made in the first quarter of 2020 as part of our ongoing monitoring and review process.

(3)
Excludes exposures arising from derivative and repo-style transactions that are cleared through QCCPs as well as credit risk exposures arising from other assets that are subject to the credit risk framework but are not included in the standardized or IRB frameworks, including other balance sheet assets that are risk-weighted at 100%, significant investments in the capital of non-financial
institutions that are risk-weighted at 1,250%, settlement risk, and amounts below the thresholds for deduction that are risk-weighted at 250%.

Exposures subject to the standardized approach
(1)
Exposures within CIBC Bank USA, CIBC FirstCaribbean and certain exposures to individuals for non-business
purposes do not have sufficient historical data to support the AIRB approach for credit risk, and are subject to the standardized approach. The standardized approach utilizes a set of risk weightings defined by the regulators, as opposed to the more data intensive AIRB approach. A detailed breakdown of our standardized credit risk exposures by risk-weight category, before considering the effect of credit risk mitigation strategies and before allowance for credit losses, is provided below.

$ millions, as at October 31	Risk-weight category							2020	2019
	0%	20%	35%	50%	75%	100%	150%	Total	Total
Corporate	$–	$–	$–	$–	$–	$45,592	$152	$45,744	$40,114
Sovereign	17,648	3,442	–	138	–	906	532	22,666	13,303
Banks	–	1,189	–	1	–	78	10	1,278	1,886
Real estate secured personal lending	–	–	1,742	–	2,883	170	4	4,799	4,178
Other retail	–	–	–	–	1,289	59	6	1,354	1,294
	$17,648	$4,631	$1,742	$139	$4,172	$46,805	$704	$75,841	$60,775

(1)	See “Securitization exposures” section for securitization exposures that are subject to the standardized approach.

Trading credit exposures
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is further explained in Note 1
3
 to the consolidated financial statements. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The PD of our counterparties is estimated using models consistent with the models used for our direct lending activity. Due to the fluctuations in the market values of interest rates, exchange rates, and equity and commodity prices, counterparty credit exposure cannot be quantified with certainty at the inception of the trade. Counterparty credit exposure is estimated using the current fair value of the exposure, plus an estimate of the maximum potential future exposure due to changes in the fair value. Credit risk associated with these counterparties is managed within the same process as our lending business, and for the purposes of credit adjudication, the exposure is aggregated with any exposure arising from our lending business. The majority of our counterparty credit exposure benefits from the credit risk mitigation techniques discussed above, including daily re-margining, and posting of collateral.
We are also exposed to wrong-way risk. Specific wrong-way risk arises when CIBC receives financial collateral issued (or an underlying reference obligation of a transaction is issued) by the counterparty itself, or by a related entity that would be considered to be part of the same common risk group. General wrong-way risk arises when the exposure and/or collateral pledged to CIBC is highly correlated to that of the counterparty. Exposure to wrong-way
risk with derivative counterparties is monitored by Capital Markets Risk Management. Where we may be exposed to wrong-way risk, our adjudication procedures subject those transactions to a more rigorous approval process. The exposure may be hedged with other derivatives to further mitigate the risk that can arise from these transactions.
We establish a CVA for expected future credit losses from each of our derivative counterparties. The expected future credit loss is a function of our estimates of the PD, the estimated loss in the event of default, and other factors such as risk mitigants.
Rating profile of OTC derivative
mark-to-market
(MTM) receivables

$ billions, as at October 31		2020		2019
	Exposure (1)
Investment grade	$7.46	74.9%	$5.40	82.4%
Non-investment grade	2.40	24.1	1.12	17.1
Watch list	0.07	0.7	0.02	0.3
Default	0.03	0.3	0.01	0.2
Unrated	–	–	–	–
	$9.96	100.0%	$6.55	100.0%

(1)	MTM of the OTC derivative contracts is after the impact of master netting agreements, but before any collateral.
Concentration of exposures
Concentration of credit risk exists when a number of obligors are engaged in similar activities, or operate in the same geographic areas or industry sectors, and have similar economic characteristics so that their ability to meet contractual obligations is similarly affected by changes in economic, political, or other conditions.
Geographic distribution
(1)
The following table provides a geographic distribution of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

$ millions, as at October 31, 2020	Canada	U.S.	Europe	Other	Total
Drawn	$173,199	$55,051	$8,396	$11,619	$248,265
Undrawn commitments	45,684	9,717	2,402	1,576	59,379
Repo-style transactions	7,787	4,022	1,241	1,927	14,977
Other off-balance sheet	59,188	9,422	6,138	651	75,399
OTC derivatives	9,926	3,770	3,279	1,875	18,850
	$295,784	$81,982	$21,456	$17,648	$416,870
October 31, 2019	$237,234	$73,900	$23,150	$17,316	$351,600

(1)	Classification by country is primarily based on domicile of debtor or customer.

Business and government exposure by industry groups
The following table provides an industry-wide breakdown of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

		Undrawn	Repo-style	Other off-	OTC	2020	2019
$ millions, as at October 31	Drawn	commitments	transactions	balance sheet	derivatives	Total	Total (1)
Commercial mortgages	$8,373	$47	$–	$–	$–	$8,420	$7,544
Financial institutions	81,967	7,673	14,318	66,312	9,775	180,045	140,284
Retail and wholesale	5,167	3,652	–	225	239	9,283	9,142
Business services	7,047	3,264	18	595	215	11,139	11,000
Manufacturing – capital goods	2,791	2,036	–	365	205	5,397	5,898
Manufacturing – consumer goods	3,455	2,052	–	214	95	5,816	6,024
Real estate and construction	30,216	8,257	142	1,166	871	40,652	38,358
Agriculture	6,771	1,767	–	26	196	8,760	8,575
Oil and gas	9,649	8,532	–	1,039	2,305	21,525	21,813
Mining	1,363	2,931	–	723	114	5,131	5,326
Forest products	490	515	–	205	29	1,239	1,324
Hardware and software	1,227	890	–	45	27	2,189	1,751
Telecommunications and cable	335	1,126	–	408	326	2,195	2,234
Broadcasting, publishing and printing	457	154	–	2	52	665	801
Transportation	5,768	2,596	–	262	1,287	9,913	8,877
Utilities	9,189	7,066	–	2,707	1,177	20,139	15,747
Education, health, and social services	3,096	1,194	6	150	296	4,742	4,541
Governments	70,904	5,627	493	955	1,641	79,620	62,361
	$248,265	$59,379	$14,977	$75,399	$18,850	$416,870	$351,600

(1)
Certain information has been reclassified to conform to the presentation adopted in the current year. The presentation of commercial mortgages has been changed to include risk-rated commercial mortgages. Previously, commercial mortgages only included commercial mortgages under the slotting approach.

Credit quality of portfolios
Credit quality of risk-rated portfolios
The following table provides the credit quality of our risk-rated portfolios under the AIRB approach, net of collateral held for repo-style transactions.
The obligor grade is our assessment of the creditworthiness of the obligor, without respect to the collateral held in support of the exposure. The LGD estimate would reflect our assessment of the value of the collateral at the time of default of the obligor. For slotted exposures, the slotting category reflects our assessment of both the creditworthiness of the obligor, as well as the value of the collateral.

$ millions, as at October 31				2020	2019
	EAD
Obligor grade	Corporate	Sovereign	Banks	Total	Total
Investment grade	$106,633	$147,438	$82,029	$336,100	$276,817
Non-investment grade	74,600	781	1,264	76,645	72,613
Watch list	2,730	–	–	2,730	1,239
Default	1,039	–	–	1,039	579
Total risk-rated exposure	$185,002	$148,219	$83,293	$416,514	$351,248

LGD estimate	Corporate	Sovereign	Banks	Total	Total
Less than 10%	$9,704	$136,968	$60,057	$206,729	$142,666
10%–25%	56,615	7,881	5,090	69,586	68,790
26%–45%	84,108	3,010	17,251	104,369	110,596
46%–65%	33,301	289	893	34,483	27,733
66%–100%	1,274	71	2	1,347	1,463
	$185,002	$148,219	$83,293	$416,514	$351,248
Strong				$265	$246
Good				71	85
Satisfactory				20	21
Weak				–	–
Default				–	–
Total slotted exposure				$356	$352
Total business and government portfolios				$416,870	$351,600
The total exposures increased by $65.3 billion from October 31, 2019, due to increases in our deposits with sovereigns and securities holdings, as well as business growth in our North American lending portfolios. The investment grade category increased by $59.3 billion from October 31, 2019, while the non-investment
grade category was up $4.0 billion. The increase in watch list and default exposures was largely attributable to credit migration of a number of exposures in the corporate lending portfolio, including exposures within the oil and gas portfolio.
Credit quality of the retail portfolios
The following table presents the credit quality of our retail portfolios under the AIRB approach.

$ millions, as at October 31				2020	2019
	EAD
Risk level	Real estate secured personal lending	Qualifying revolving retail	Other retail	Total	Total
Exceptionally low	$201,050	$49,755	$3,816	$254,621	$239,875
Very low	31,927	4,469	4,335	40,731	34,018
Low	25,825	10,437	6,091	42,353	39,648
Medium	3,086	6,598	2,438	12,122	13,259
High	586	763	973	2,322	2,271
Default	443	35	70	548	505
	$262,917	$72,057	$17,723	$352,697	$329,576
Securitization exposures
The following table provides details on securitization exposures in our banking book, by credit rating:

$ millions, as at October 31	2020	2019
	EAD
Exposures under the AIRB approach
S&P rating equivalent
AAA to BBB-	$12,276	$10,688
BB+ to BB-	–	–
Below BB-	–	–
Unrated	–	–
	12,276	10,688
Exposures under the standardized approach	3,509	3,511
Total securitization exposures	$15,785	$14,199

Credit quality performance
As at October 31, 2020, total loans and acceptances after allowance for credit losses were $416.4 billion (2019: $398.1 billion). Consumer loans (comprising residential mortgages, credit cards, and personal loans, including student loans) constitute 66% (2019: 66%) of the portfolio, and business and government loans (including acceptances) constitute the remainder of the portfolio.
Consumer loans were up $9.0 billion or 3% from the prior year, primarily due to an increase in residential mortgages of $12.4 billion, offset by a decrease in personal loans and credit cards. Business and government loans (including acceptances) were up $9.2 billion or 7% from the prior year, mainly attributable to real estate and construction, financial institutions, utilities, education health and social services, as well as transportation.

Loans contractually past due but not impaired
This comprises loans where repayment of principal or payment of interest is contractually in arrears. The following table provides an aging analysis of the contractually past due loans. Most risk rated business and government loans that were contractually past due at the time relief was provided pursuant to payment deferral programs have been presented in the aging category that applied at the time deferrals were granted. Other business and government loans, credit cards, personal loans and residential mortgages that were subject to a payment deferral program have generally been presented in the aging category that applied as at March 31, 2020, which approximated the time when the majority of the deferrals were granted, except that Canadian residential mortgages and certain secured personal loans that were less than 29 days past due at that time have been treated as current. Loans that have exited a deferral program generally continue to age based on the status that was applied at the beginning of the program to the extent a payment has not been made.

$ millions, as at October 31	Less than 31 days	31 to 90 days	Over 90 days	2020 Total	2019 Total (1)
Residential mortgages	$3,358	$1,152	$–	$4,510	$3,840
Personal	608	222	–	830	1,027
Credit card	485	189	132	806	838
Business and government	1,854	281	–	2,135	1,081
	$6,305	$1,844	$132	$8,281	$6,786

(1)	Certain prior year amounts related to loans contractually past due but not impaired in CIBC FirstCaribbean were restated.
During the year, gross interest income that would have been recorded if impaired loans were treated as current was $113 million (2019: $99 million), of which $69 million (2019: $46 million) was in Canada and $44 million (2019: $53 million) was outside Canada. During the year, interest recognized on impaired loans was $45 million (2019: $40 million), and interest recognized on loans before being classified as impaired was $67 million (2019: $58 million), of which $43 million (2019: $43 million) was in Canada and $24 million (2019: $15 million) was outside Canada.
Market risk

Market risk is the risk of economic or financial loss in our trading and non-trading
portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading book consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The
non-trading
book consists of positions in various currencies that are related to asset/liability management (ALM) and investment activities.

Policies
We have comprehensive policies for the management of market risk. These policies are related to the identification and measurement of various types of market risk, their inclusion in the trading book, and to the establishment of limits within which we monitor, manage and report our overall exposures. Our policies also outline the requirements for the construction of valuation models, model review and validation, independent checking of the valuation of positions, the establishment of valuation adjustments, and alignment with accounting policies including MTM and mark-to-model
methodologies.
Market risk limits
We have risk tolerance levels, expressed in terms of statistically based VaR measures, potential stress losses, and notional or other limits as appropriate. We use a multi-tiered approach to set limits on the amounts of risk that we can assume in our trading and non-trading
activities, as follows:
•	Board limits control consolidated market risk;
•	Management limits control market risk for CIBC overall and are lower than the Board limits to allow for a buffer in the event of extreme market moves and/or extraordinary client needs;
•	Tier 2 limits control market risk at the business unit level; and
•	Tier 3 limits control market risk at the sub-business unit or desk level.
Management limits are established by the CRO, consistent with the risk appetite statement approved by the Board. Tier 2 and Tier 3 limits are approved at levels of management commensurate with risk assumed.
Process and control
Market risk exposures are monitored daily against approved risk limits, and processes are in place to monitor that only authorized activities are undertaken. We generate daily risk and limit-monitoring reports, based on the previous day’s positions. Summary market risk and limit compliance reports are produced and reviewed periodically with the GRC and RMC.
Risk measurement
We use the following measures for market risk:
•
VaR enables the meaningful comparison of the risks in different businesses and asset classes. VaR is determined by the combined modelling of VaR for each of interest rate, credit spread, equity, foreign exchange, commodity, and debt specific risks, along with the portfolio effect arising from the interrelationship of the different risks (diversification effect):

•	Interest rate risk measures the impact of changes in interest rates and volatilities on cash instruments and derivatives.
•
Credit spread risk measures the impact of changes in credit spreads of provincial, municipal and agency bonds, sovereign bonds, corporate bonds, securitized products, and credit derivatives such as credit default swaps.

•	Equity risk measures the impact of changes in equity prices and volatilities.
•	Foreign exchange risk measures the impact of changes in foreign exchange rates and volatilities.
•	Commodity risk measures the impact of changes in commodity prices and volatilities, including the basis between related commodities.
•	Debt specific risk measures the impact of changes in the volatility of the yield of a debt instrument as compared with the volatility of the yield of a representative bond index.
•
Diversification effect reflects the risk reduction achieved across various financial instrument types, counterparties, currencies and regions. The extent of diversification benefit depends on the correlation between the assets and risk factors in the portfolio at a particular time.

•
Price sensitivity measures the change in value of a portfolio to a small change in a given underlying parameter, so that component risks may be examined in isolation, and the portfolio rebalanced accordingly to achieve a desired exposure.

•
Stressed VaR enables the meaningful comparison of the risks in different businesses and asset classes under stressful conditions. Changes to rates, prices, volatilities, and spreads over a
10-day
horizon from a stressful historical period are applied to current positions and determine stressed VaR.

•	IRC measures the required capital due to credit migration and default risk for debt securities held in the trading portfolios.
•	Back-testing validates the effectiveness of risk measurement through analysis of observed and theoretical profit and loss outcomes.
•	Stress testing and scenario analysis provide insight into portfolio behaviour under extreme circumstances.
Trading activities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income or non-interest
income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-risk
Our VaR methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.
Although a valuable guide to risk, VaR should always be viewed in the context of its limitations. For example:
•	The use of historical data for estimating future events will not encompass all potential events, particularly those that are extreme in nature.
•
The use of a
one-day
holding period assumes that all positions can be liquidated, or the risks offset in one day. This may not fully reflect the market risk arising at times of severe illiquidity, when a one-day
period may be insufficient to liquidate or hedge all positions fully.

•	The use of a 99% confidence level does not take into account losses that might occur beyond this level of confidence.
•	VaR is calculated on the basis of exposures outstanding at the close of business and assumes no management action to mitigate losses.
The VaR table below presents market risks by type of risk and in aggregate. The risks are interrelated and the diversification effect reflects the reduction of risk due to portfolio effects among the trading positions. Our trading risk exposures to interest rates and credit spreads arise from activities in the global debt and derivative markets, particularly from transactions in the Canadian, U.S., and European markets. The primary instruments are government and corporate debt, and interest rate derivatives. The majority of the trading exposure to foreign exchange risk arises from transactions involving the Canadian dollar, U.S. dollar, Euro, pound sterling, Australian dollar, Chinese yuan, and Japanese yen, whereas the primary risks of losses in equities are in the U.S., Canadian, and European markets. Trading exposure to commodities arises primarily from transactions involving North American natural gas, crude oil products, and precious metals.

VaR by risk type – trading portfolio

$ millions, as at or for the year ended October 31				2020				2019
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$10.6	$3.5	$7.3	$6.1	$10.1	$2.8	$8.5	$5.2
Credit spread risk	12.2	1.3	7.0	5.4	2.0	0.9	1.5	1.3
Equity risk	13.5	1.5	3.7	3.8	10.4	1.7	3.4	3.1
Foreign exchange risk	7.0	0.4	2.0	1.8	4.3	0.6	2.9	2.1
Commodity risk	7.9	1.1	2.4	3.1	5.0	1.1	3.9	2.4
Debt specific risk	3.9	1.5	3.0	2.5	2.4	1.3	1.9	1.7
Diversification effect (1)	n/m	n/m	(12.1)	(14.2)	n/m	n/m	(15.3)	(10.1)
Total VaR (one-day measure)	$22.0	$3.8	$13.3	$8.5	$10.8	$3.6	$6.8	$5.7
(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Stressed VaR
The stressed VaR measure is intended to replicate the VaR calculation that would be generated for our current portfolio if the values of the relevant market risk factors were sourced from a period of stressed market conditions. The model inputs are calibrated to historical data from a continuous
12-month
period of significant financial stress relevant to our current portfolio since December 2006. Our current stressed VaR period is from September 2, 2008 to August 31, 2009.
Stressed VaR by risk type – trading portfolio

$ millions, as at or for the year ended October 31				2020				2019
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$41.0	$8.4	$33.7	$20.2	$37.0	$8.9	$26.4	$19.4
Credit spread risk	22.6	6.1	7.1	11.5	18.1	7.9	11.1	12.1
Equity risk	26.3	–	6.9	4.2	20.2	1.4	2.2	3.9
Foreign exchange risk	22.0	1.0	9.1	7.8	29.5	0.6	6.5	10.4
Commodity risk	10.9	1.0	3.0	4.5	11.9	1.3	11.9	4.8
Debt specific risk	6.5	1.6	6.1	4.6	7.3	4.1	4.9	5.5
Diversification effect (1)	n/m	n/m	(35.7)	(33.9)	n/m	n/m	(42.0)	(40.9)
Stressed total VaR (one-day measure)	$34.1	$7.4	$30.2	$18.9	$47.1	$3.5	$21.0	$15.2
(1)	Stressed total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Incremental risk charge
IRC is a measure of default and migration risk for debt securities held in the trading portfolios. Our IRC methodology is a statistical technique that measures the risk of issuer migration and default over a period of one year by simulating changes in issuer credit rating. Validation of the model included testing of the liquidity horizon, recovery rate, correlation, and PD and migration.
IRC – trading portfolio

$ millions, as at or for the year ended October 31				2020				2019
	High	Low	As at	Average	High	Low	As at	Average
Default risk	$205.6	$80.4	$102.6	$126.7	$268.8	$124.0	$132.1	$180.2
Migration risk	104.9	49.0	72.7	71.2	111.2	45.5	67.7	72.2
IRC (one-year measure) (1)	$279.5	$141.8	$175.3	$197.9	$371.4	$186.5	$199.8	$252.4
(1)	High and low IRC are not equal to the sum of the constituent parts, because the highs and lows of the constituent parts may occur on different days.

Back-testing
To determine the reliability of the trading VaR model, outcomes are monitored regularly through a back-testing process to test the validity of the assumptions and the parameters used in the trading VaR calculation. The back-testing process includes calculating a hypothetical or static profit and loss and comparing that result with calculated VaR. Static profit and loss represents the change in value of the prior day’s closing portfolio due to each day’s price movements, on the assumption that the portfolio remained unchanged. The back-testing process is conducted on a daily basis at the consolidated CIBC level as well as business lines and individual portfolios.
Static profit and loss in excess of the
one-day
VaR are investigated. The back-testing process, including the investigation of results, is performed by risk professionals who are independent of those responsible for development of the model.
Based on our back-testing results, we are able to ensure that our VaR model continues to appropriately measure risk.
During the year, there were six negative back-testing breaches of the total VaR measure at the consolidated CIBC level, driven by the extreme volatility observed in the second quarter of 2020 due to the COVID-19 pandemic and its impact on financial markets.

Stress testing and scenario analysis
Stress testing and scenario analysis is designed to add insight to possible outcomes of abnormal market conditions, and to highlight possible risk concentrations.
We measure the effect on portfolio values under a wide range of extreme moves in market risk factors. Our approach simulates the impact on earnings of extreme market events over a one-month
time horizon, assuming that no risk-mitigating actions are taken during this period to reflect the reduced market liquidity that typically accompanies such events.
Scenarios are developed using historical market data during periods of market disruption, or are based on hypothetical impacts of economic events, political events, and natural disasters as predicted by economists, business leaders, and risk managers.
Among the historical scenarios are the 1994 period of U.S. Federal Reserve tightening, and the market events following the 2008 market crisis. The hypothetical scenarios include potential market crises originating in North America, Europe and Asia. In January 2020, the oil shock stress scenario was updated to reflect the escalation in the ongoing tensions between the U.S. and Iran. In February 2020, the Brexit “remains” scenario was discontinued. This scenario had been introduced in October 2019 to anticipate the possibility of the U.K. remaining in the European Union following a potential second Brexit referendum. However, the ratification of the U.K. withdrawal agreement by the European Parliament on January 29, 2020 had made this scenario obsolete. In August 2020, a pandemic first wave scenario was incorporated into our suite of stress scenarios. This scenario was modelled off the most substantial stress impacts from the first wave of the COVID-19 pandemic that resulted in severe disruption to financial markets between February 24 and March 23, 2020.
Below are examples of the core stress test scenarios which are currently run on a daily basis to add insight into potential exposures under stress:

• Subprime crisis traded	• Canadian market crisis	• Quantitative easing tapering and asset price correction
• U.S. Federal Reserve tightening – 1994	• U.S. protectionism
• U.S. sovereign debt default and downgrade	• Eurozone bank crisis	• Oil crisis
• Brexit “leaves” – hard Brexit	• Pandemic first wave	• Chinese hard landing
Stress testing scenarios are periodically reviewed and amended as necessary to ensure they remain relevant. Under stress limit monitoring, limits are placed on the maximum acceptable loss based on risk appetite in aggregate, at the detailed portfolio level, and for specific asset classes.
Non-trading
activities
Structural Interest Rate Risk (SIRR)
SIRR primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product margins and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on-
and
off-balance
sheet, as well as from embedded optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product re-pricing and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity deposits and equity. All assumptions are derived empirically based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The Board has oversight of the management of SIRR, approves the risk appetite and the associated SIRR risk limits. GALCO and its subcommittee, the Asset Liability Management Committee, regularly review structural market risk positions and provide senior management oversight.
In addition to Board-approved limits on earnings and economic value exposure, more granular management limits are in place to guide day-to-day
management of this risk. The ALM group within Treasury is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight and compliance with SIRR policy provided by Risk Management.
ALM activities are designed to manage the effects of potential interest rate movements while balancing the cost of any hedging activities on the current net revenue. To monitor and control SIRR, two primary metrics, net interest income risk and economic value of equity (EVE) risk, are assessed, in addition to stress testing, gap analysis and other market risk metrics. The net interest income sensitivity is a measure of the impact of potential changes in interest rates on the projected
12-month
pre-tax
net interest income of the bank’s portfolio of assets, liabilities and off-balance
sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero. The EVE sensitivity is a measure of the impact of potential changes in interest rates on the market value of the bank’s assets, liabilities and off-balance sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero.
The following table shows the potential before-tax impact of an immediate and sustained 100 basis points increase and 25 basis points decrease in interest rates on projected 12-month net interest income and EVE for our structural balance sheet, assuming no subsequent hedging. While an immediate and sustained shock of 100 basis points is typically applied, and notwithstanding the possibility of negative rates, due to the low interest rate environment in both Canada and the U.S. at the end of the quarter, an immediate downward shock of 25 basis points was applied while maintaining a floor on market and client interest rates at zero. Prior period amounts have been revised to reflect the impact of a 25 basis point decrease in all interest rates.

Structural interest rate sensitivity – measures

$ millions (pre-tax), as at October 31		2020		2019
	CAD (1)	USD	CAD (1)	USD
100 basis point increase in interest rates
Increase (decrease) in net interest income	$317	$92	$192	$24
Increase (decrease) in EVE	(556)	(348)	(511)	(307)
25 basis point decrease in interest rates
Increase (decrease) in net interest income	(119)	(42)	(47)	(7)
Increase (decrease) in EVE	57	49	104	50
(1)	Includes CAD and other currency exposures.
Foreign exchange risk
Structural foreign exchange risk primarily consists of the risk inherent in: (a) net investments in foreign operations due to changes in foreign exchange rates; and (b) foreign currency denominated RWA and foreign currency denominated capital deductions. This risk, predominantly in U.S. dollars, is managed using derivative hedges and by funding the investments in matching currencies. We actively manage this position to ensure that the potential impact on our capital ratios is within an acceptable tolerance in accordance with the policy approved by the CRO, while giving consideration to the impact on earnings and shareholders’ equity. Structural foreign exchange risk is managed by Treasury under the guidance of GALCO with monitoring and oversight by Capital Markets Risk Management.
A 1% appreciation of the Canadian dollar would reduce our shareholders’ equity as at October 31, 2020 by approximately $150 million (2019: $153 million) on an after-tax
basis.
Our
non-functional
currency denominated earnings are converted into the functional currencies through spot or forward foreign exchange transactions. Typically, there is no significant impact of exchange rate fluctuations on our consolidated statement of income.
We hedge certain foreign currency contractual expenses using derivatives which are accounted for as cash flow hedges. The net change in fair value of these hedging derivatives included in AOCI amounted to nil (2019: $3 million) on an after-tax
basis.
Derivatives held for ALM purposes
Where derivatives are held for ALM purposes, and when transactions meet the criteria specified under IFRS, we apply hedge accounting for the risks being hedged, as discussed in Notes 13 and 14 to the consolidated financial statements. Derivative hedges that do not qualify for hedge accounting treatment are referred to as economic hedges and are recorded at fair value on the consolidated balance sheet with changes in fair value recognized in the consolidated statement of income.
Economic hedges for other than FVO financial instruments may lead to income volatility because the hedged items are recorded either on a cost or amortized cost basis or recorded at fair value on the consolidated balance sheet with changes in fair value recognized through OCI. This income volatility may not be representative of the overall risk.
Equity risk
Non-trading
equity risk arises primarily in our strategy and corporate development activities and our merchant banking activities. The investments comprise public and private equities, investments in limited partnerships, and equity-accounted investments.
The following table provides the amortized cost and fair values of our non-trading
equities:

$ millions, as at October 31		Cost	Fair value
2020	Equity securities designated at FVOCI	$576	$585
	Equity-accounted investments in associates (1)	71	93
		$647	$678
2019	Equity securities designated at FVOCI	$533	$602
	Equity-accounted investments in associates (1)	57	85
		$590	$687
(1)	Excludes our equity-accounted joint ventures. See Note 26 to the consolidated financial statements for further details.

Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.

Policies
Our liquidity risk management policy requires a sufficient amount of available unencumbered liquid assets and diversified funding sources to meet anticipated liquidity needs in both normal and stressed conditions. CIBC branches and subsidiaries possessing unique liquidity characteristics, due to distinct businesses or jurisdictional requirements, maintain local liquidity practices in alignment with CIBC’s liquidity risk management policy.
CIBC’s pledging policy sets out consolidated limits for the pledging of CIBC’s assets across a broad range of financial activities. These limits ensure unencumbered liquid assets are available for liquidity purposes.
We maintain a detailed global contingency funding plan that sets out the strategies for addressing liquidity shortfalls in emergency and unexpected situations, and delineates the requirements necessary to manage a range of stress conditions, establishes lines of responsibility, articulates implementation, and defines escalation procedures, and is aligned to CIBC’s risk appetite. In order to reflect CIBC’s organizational complexity, regional and subsidiary contingency funding plans are maintained to respond to liquidity stresses unique to the jurisdictions within which CIBC operates, and support CIBC as an enterprise.
Risk measurement
Our liquidity risk tolerance is defined by our risk appetite statement, which is approved annually by the Board, and forms the basis for the delegation of liquidity risk authority to senior management. We use both regulatory-driven and internally developed liquidity risk metrics to measure our liquidity risk exposure. Internally, our liquidity position is measured using the Liquidity Horizon, which combines contractual and behavioural cash flows to measure the future point in time when projected cumulative cash outflows exceed cash inflows under a combined CIBC-specific and market-wide stress scenario. Expected and potential anticipated inflows and outflows of funds generated from on-
and
off-balance
sheet exposures are measured and monitored on a daily basis to ensure compliance with established limits. These cash flows incorporate both contractual and behavioural on-
and
off-balance
sheet cash flows.
Our liquidity measurement system provides liquidity risk exposure reports that include the calculation of the internal liquidity stress tests and regulatory reporting such as the LCR, Net Stable Funding Ratio (NSFR) and Net Cumulative Cash Flow (NCCF). Our liquidity management also incorporates the monitoring of our unsecured wholesale funding position and funding capacity.
Risk appetite
CIBC’s risk appetite statement ensures prudent management of liquidity risk by outlining qualitative considerations and quantitative metrics including the LCR and Liquidity Horizon. Quantitative metrics are measured and managed to a set of limits approved by Risk Management.
Stress testing
A key component of our liquidity risk management, and complementing our assessments of liquidity risk exposure, is liquidity risk stress testing. Liquidity stress testing involves the application of name-specific and market-wide stress scenarios at varying levels of severity to assess the amount of available liquidity required to satisfy anticipated obligations as they come due. The scenarios model potential liquidity and funding requirements in the event of unsecured wholesale funding and deposit run-off,
contingent liquidity utilization, and liquid asset marketability.

Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on-
and
off-balance
sheet sources, that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.
Encumbered and unencumbered liquid assets from
on-
and
off-balance
sheet sources are summarized as follows:

$ millions, as at October 31		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2020	Cash and deposits with banks	$62,518	$–	$62,518	$133	$62,385
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	112,403	92,202	204,605	108,425	96,180
	Other debt securities	4,798	4,288	9,086	2,603	6,483
	Equities	27,169	15,924	43,093	21,449	21,644
	Canadian government guaranteed National Housing Act mortgage-backed securities	40,592	895	41,487	13,084	28,403
	Other liquid assets (2)	10,909	2,109	13,018	5,441	7,577
		$258,389	$115,418	$373,807	$151,135	$222,672
2019	Cash and deposits with banks	$17,359	$–	$17,359	$784	$16,575
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	85,881	86,205	172,086	100,203	71,883
	Other debt securities	4,928	3,139	8,067	1,838	6,229
	Equities	26,441	15,766	42,207	23,623	18,584
	Canadian government guaranteed National Housing Act mortgage-backed securities	41,378	876	42,254	11,627	30,627
	Other liquid assets (2)	11,196	463	11,659	6,864	4,795
		$187,183	$106,449	$293,632	$144,939	$148,693

(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select ABS and precious metals.
Asset encumbrance

In the course of CIBC’s
day-to-day
operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and other collateral management purposes.

Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.

Funding
CIBC funds its operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
CIBC’s principal approach aims to fund its consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. CIBC maintains a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
CIBC continuously evaluates opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.

Assets and liabilities
The following table provides the contractual maturity profile of our on-balance
sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of CIBC’s liquidity risk exposure, however this information serves to inform CIBC’s management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at October 31, 2020	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks	$43,531	$–	$–	$–	$–	$–	$–	$–	$–	$43,531
Interest-bearing deposits with banks (1)	18,987	–	–	–	–	–	–	–	–	18,987
Securities	4,971	3,087	7,007	5,028	3,624	18,920	46,554	31,288	28,567	149,046
Cash collateral on securities borrowed	8,547	–	–	–	–	–	–	–	–	8,547
Securities purchased under resale agreements	35,089	13,080	12,751	2,666	2,009	–	–	–	–	65,595
Loans
Residential mortgages	1,606	3,336	8,242	12,057	11,511	47,032	128,430	8,302	649	221,165
Personal	955	646	1,171	1,223	1,148	450	3,183	3,219	30,227	42,222
Credit card	239	478	718	718	718	2,870	5,648	–	–	11,389
Business and government	15,539	5,463	6,908	7,116	6,806	25,055	43,212	16,687	8,760	135,546
Allowance for credit losses	–	–	–	–	–	–	–	–	(3,540)	(3,540)
Derivative instruments	2,052	4,700	2,436	1,807	1,267	3,651	6,292	10,525	–	32,730
Customers’ liability under acceptances	8,818	707	68	10	3	–	–	–	–	9,606
Other assets	–	–	–	–	–	–	–	–	34,727	34,727
	$140,334	$31,497	$39,301	$30,625	$27,086	$97,978	$233,319	$70,021	$99,390	$769,551
October 31, 2019	$86,873	$37,026	$27,740	$26,478	$23,115	$78,483	$201,231	$59,883	$110,775	$651,604
Liabilities
Deposits (2)	$28,774	$28,222	$34,292	$41,705	$24,248	$28,399	$52,712	$11,488	$320,900	$570,740
Obligations related to securities sold short	15,963	–	–	–	–	–	–	–	–	15,963
Cash collateral on securities lent	1,824	–	–	–	–	–	–	–	–	1,824
Obligations related to securities sold under repurchase agreements	41,136	6,904	21,607	81	425	1,500	–	–	–	71,653
Derivative instruments	1,969	4,645	2,792	2,049	1,800	3,079	5,542	8,632	–	30,508
Acceptances	8,861	707	68	10	3	–	–	–	–	9,649
Other liabilities	25	50	75	74	79	295	684	584	20,301	22,167
Subordinated indebtedness	–	–	–	–	–	–	–	5,712	–	5,712
Equity	–	–	–	–	–	–	–	–	41,335	41,335
	$98,552	$40,528	$58,834	$43,919	$26,555	$33,273	$58,938	$26,416	$382,536	$769,551
October 31, 2019	$88,803	$43,539	$44,607	$33,034	$26,078	$31,643	$54,407	$22,781	$306,712	$651,604

(1)	Cash includes interest-bearing demand deposits with the Bank of Canada.
(2)
Comprises $202.2 billion (2019: $178.1 billion) of personal deposits; $351.6 billion (2019: $296.4 billion) of business and government deposits and secured borrowings; and $17.0 billion (2019: $11.2 billion) of bank deposits.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at October 31, 2020	Less than 1 month	1–3 months	3– 6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$989	$8,554	$4,819	$4,601	$4,127	$19,575	$50,595	$1,672	$173,157	$268,089
Securities lending (2)	33,483	2,779	2,924	–	–	–	–	–	–	39,186
Standby and performance letters of credit	2,769	2,567	2,070	3,567	2,140	785	625	42	–	14,565
Backstop liquidity facilities	3	10,480	1,361	627	145	278	13	–	–	12,907
Documentary and commercial letters of credit	81	71	14	3	15	–	12	–	–	196
Other	2,149	–	–	–	–	–	–	–	–	2,149
	$39,474	$24,451	$11,188	$8,798	$6,427	$20,638	$51,245	$1,714	$173,157	$337,092
October 31, 2019	$42,113	$21,669	$9,059	$8,063	$5,825	$14,784	$50,210	$2,979	$158,076	$312,778

(1)	Includes $131.3 billion (2019: $122.0 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $1.8 billion (2019: $1.8 billion) for cash because it is reported on the consolidated balance sheet.

Other contractual obligations
The following table provides the contractual maturities of other contractual obligations affecting our funding needs:

$ millions, as at October 31, 2020 (1)	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (2)	$99	$205	$174	$179	$138	$440	$621	$182	$2,038
Future lease commitments	–	1	8	10	12	48	166	1,249	1,494
Investment commitments	1	4	–	1	4	–	8	194	212
Pension contributions (3)	17	33	49	49	50	–	–	–	198
Underwriting commitments	94	–	–	–	–	–	–	–	94
	$211	$243	$231	$239	$204	$488	$795	$1,625	$4,036
October 31, 2019	$222	$335	$399	$365	$344	$981	$1,882	$3,582	$8,110

(1)
Effective November 1, 2019, this table excludes operating lease obligations that are accounted for under IFRS 16, which resulted in on-balance recognition for most operating lease commitments. Lease obligations that are not accounted for under IFRS 16, including those related to future starting lease commitments for which we have not yet recognized a lease liability and right-of-use asset, continue to be recognized in this table. Following our adoption of IFRS 16, this table also excludes operating and tax expenses relating to lease commitments. For further details about our transition to IFRS 16, see Note 8 to our consolidated financial statements.

(2)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(3)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the next annual period as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and therefore are subject to significant variability.

Operational risk
Operational risk is the risk of loss resulting from people, inadequate or failed internal processes and systems, or from external events.
As part of the normal course of business, CIBC is exposed to operational risks in its business activities and external environment. Our comprehensive Operational Risk Management Policy, supported by policies, tools, systems and governance structure, is used to mitigate operational risks. We continuously monitor our operational risk profile to ensure we are operating within CIBC’s approved risk appetite.

Operational risk management approach

Information transparency, timely escalation, clear accountability and a robust internal control environment are the principles forming the basis of the Operational Risk Management Policy, which supports and governs the processes of identifying, measuring, mitigating, monitoring, and reporting operational risks. We mitigate operational losses by consistently applying risk-based approaches and employing risk-specific assessment tools. Regular review of our risk governance structure ensures clarity of, and ownership in, key risk areas.

We use the standardized method to quantify our operational risk exposure in the form of operational risk regulatory capital, as agreed with local regulators.

Reputation and legal risks
Our reputation and financial soundness are of fundamental importance to us and to our clients, shareholders and team members.
Reputation risk is the risk of negative publicity regarding our business conduct or practices which, whether true or not, could significantly harm our reputation as a leading financial institution, or could materially and adversely affect our business, operations or financial condition.
Legal risk is

the
risk of financial loss arising from one or more of the following factors: (a) civil, criminal or regulatory enforcement proceedings against us; (b) our failure to correctly document, enforce or comply with contractual obligations; (c) failure to comply with our legal obligations to clients, investors, team members, counterparties or other stakeholders; (d) failure to take appropriate legal measures to protect our assets or security interests; or (e) misconduct by our team members or agents.
Our Reputation Risk Management Framework, Global Reputation and Legal Risks Policy and business-specific procedures outline how we safeguard our reputation through identification, assessment, escalation and mitigation of potential reputation and legal risks. Proactive management of potential reputation and legal risks is a key responsibility of CIBC and all our team members.
Overall governance and oversight of reputation risk is provided by the Board, primarily through the RMC of the Board. Senior management oversight of reputation and legal risks is provided by the Reputation and Legal Risks Committee, which is a sub-committee of GRC and reports its activities regularly to the GRC.
Conduct risk
Conduct risk is the risk that actions or omissions (i.e. behaviour) of the organization, team members and/or third parties: do not align with our desired culture and values; deliver poor or unfair outcomes for clients, team members or shareholders; result in adverse market practices and outcomes; impact CIBC’s reputation as a leading financial institution; or materially and adversely affect CIBC’s business, operations or financial condition.
Overall governance of conduct risk is provided by the Board and its committees, including the CGC, as well as senior management committees. Every team member is accountable for the identification and management of conduct risk.
Our Conduct and Culture Risk Framework describes how CIBC manages conduct risk through proactive identification, measurement and management of potential conduct risk. The overarching principles and requirements for maintaining appropriate conduct and addressing inappropriate conduct are covered in the Code of Conduct and other business specific and corporate-wide policies, frameworks, programs, processes and procedures. All team members must abide by the code, and CIBC policies and procedures in carrying out the accountabilities of their role.

Regulatory compliance risk
Regulatory compliance risk is the risk of CIBC’s potential
non-conformance
with applicable regulatory requirements.
Our regulatory compliance philosophy is to manage and mitigate regulatory compliance risk through the promotion of a strong risk culture within the parameters established by CIBC’s Risk Appetite Statement. The foundation of this approach is a comprehensive Regulatory Compliance Management (RCM) framework. The RCM framework, owned by the Senior Vice-President, Chief Compliance Officer and Global Regulatory Affairs, and approved by the RMC, maps regulatory requirements to internal policies, procedures and controls that govern regulatory compliance.
Our Compliance department is responsible for the development and maintenance of a comprehensive regulatory compliance program, including oversight of the RCM framework. This department is independent of business management and regularly reports to the RMC.
Primary responsibility for compliance with all applicable regulatory requirements rests with senior management of the business and functional groups, and extends to all employees. The Compliance department’s activities support those groups, with particular emphasis on regulatory requirements that govern the relationship between CIBC and its clients.